UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2023

RENREN INC.

(Exact Name of Registrant as specified in its charter)

Commission file number: 001-35147

Cayman Islands	45 West Buchanan Street, Phoenix, Arizona, 85003	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices, including zip code)	(I.R.S. Employer Identification No.)

(833) 258-7482
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American depositary shares, each representing 45 Class A ordinary shares	RENN	The New York Stock Exchange
Class A ordinary shares, par value $0.001 per share*	RENN	The New York Stock Exchange

* Not for trading, but only in connection with the listing on The New York Stock Exchange of American depositary shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 24, 2023, Renren Inc. (the “Company”) held its 2023 Annual General Meeting of Shareholders (the “Meeting”). Holders of a total of 3,408,148,949 votes of the Company, constituting more than one-third of all voting power of the Company’s share capital in issue as of the March 28, 2023 (the “Record Date”), were present in person or by proxy at the Meeting, thereby constituting a quorum for the purpose of the Meeting.  Abstentions and broker non-votes were counted as present for the purpose of determining the presence or absence of a quorum.

All matters presented to the Company’s shareholders at the Meeting were voted on by the holders of the Company’s Class A ordinary shares and Class B ordinary shares, voting together as a single class. Holders of the Company’s American Depositary Shares(s) (“ADS(s)”) as of the Record Date exercised the voting rights with respect to the underlying Class A ordinary shares in accordance with the provisions of the Deposit Agreement with Citibank, N.A., the depositary for the ADSs.

The matters as briefly described below were voted on by the Company’s shareholders and approved at the Meeting. Detailed descriptions of the proposals and the applicable voting procedures at the Meeting are contained in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2023 (the “Proxy Statement”). The final voting results for each matter submitted to a vote of shareholders at the Meeting are as follows:

Proposal 1: Approval of Change of the Company’s Legal Name

AS A SPECIAL RESOLUTION: to approve the change of the Company’s legal name from “Renren Inc.” to “Moatable, Inc.”, effective upon the time and date as determined by the Company’s Board of Directors (“Board”) at its sole discretion.

Votes For	Votes Against	Abstentions
3,406,360,692	1,673,417	114,840

Accordingly, this Proposal 1 was carried as a special resolution.

Proposal 2: Advisory Vote on Executive Compensation

AS AN ORDINARY RESOLUTION, to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement (the “Say-on-Pay Vote”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,400,640,652	7,396,742	111,555	0

Accordingly, this Proposal 2 was carried as an ordinary resolution.

Proposal 3: Advisory Vote on the Frequency of Solicitation of Advisory Shareholder Approval of Executive Compensation (the “Say-on-Frequency Vote”)

AS AN ORDINARY RESOLUTION, to indicate, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
1,696,353,536	172,080	1,711,263,738	359,595	0

Based on the results of the Say-on-Frequency Vote, and consistent with the recommendation of the Board to the Company’s shareholders in the Proxy Statement, the Board has determined to conduct a Say-on-Pay Vote every three years until the next required advisory vote on the frequency of future Say-on-Pay Vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENREN INC.

		By:	/s/ Joseph Chen
Date:	May 30, 2023		Joseph Chen
Chairman and Chief Executive Officer